                                   Exhibit 24
                                   ----------


                               Powers of Attorney

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 30th day of July, 1997.



                                             /s/ Allan R. Buller
                                            -------------------------------
                                             Allan R. Buller

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 24th day of July, 1997.



                                             /s/ Dale E. Twomley
                                            -------------------------------
                                             Dale E. Twomley

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 24th day of July, 1997.



                                             /s/ William T. Kirkwood
                                            -------------------------------
                                             William T. Kirkwood

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of July, 1997.



                                             /s/ Roger D. Blackwell
                                            -------------------------------
                                             Roger D. Blackwell

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 30th day of July, 1997.



                                             /s/ Emil J. Brolick
                                            -------------------------------
                                             Emil J. Brolick

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 30th day of July, 1997.



                                             /s/ George T. Harding, IV
                                            -------------------------------
                                             George T. Harding, IV

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 30th day of July, 1997.



                                             /s/ Donald G. Orrick
                                            -------------------------------
                                             Donald G. Orrick

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 30th day of July, 1997.



                                             /s/ William D. Parker
                                            -------------------------------
                                             William D. Parker

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 30th day of July, 1997.



                                             /s/ Francisco J. Perez
                                            -------------------------------
                                             Francisco J. Perez

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of WORTHINGTON FOODS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the WORTHINGTON FOODS, INC. 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, hereby constitutes and appoints DALE E. TWOMLEY and WILLIAM T. KIRKWOOD, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of July, 1997.



                                             /s/ Donald B. Shackelford
                                            -------------------------------
                                             Donald B. Shackelford